SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2003

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia (Address of principal executive offices)	22306 (Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

     On December 2, 2003, Metrocall Holdings, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this item.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 2, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC

By: /s/ George Z. Moratis
Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer

Dated: December 2, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 2, 2003